MORTGAGE, ASSIGNMENT OF
                          RENTS AND LEASES AND SECURITY
                                    AGREEMENT

                                      from

                      SAFETY-KLEEN SYSTEMS, INC., Mortgagor
                     (formerly known as Safety-Kleen Corp.)

                                       to

                    TORONTO DOMINION (TEXAS), INC., Mortgagee


                           DATED AS OF MARCH 14, 2000




                     This document was prepared by, and when
                           recorded, please return to:

                           Simpson Thacher & Bartlett
                        3373 Hillview Avenue - Suite 250
                           Palo Alto, California 94304
                          Attn: Erin L. Rothfuss, Esq.

                                                                      [Illinois]



                          MORTGAGE, ASSIGNMENT OF RENTS
                        AND LEASES AND SECURITY AGREEMENT

                  THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT dated as of March 14, 2000 is made by SAFETY-KLEEN SYSTEMS, INC. (formerly known as Safety-Kleen Corp.), a Wisconsin corporation ("Mortgagor"),
                                                                    ---------
whose address is 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201, to Toronto Dominion (Texas), Inc., a Delaware corporation, as agent for the Lenders referred to below (in such capacity, "Mortgagee"), whose address is 909
                                               ---------
Fannin Street, Suite 1700, Houston,  Texas 77010.  References to this "Mortgage"
                                                                       --------
shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement (as defined below).

                                   Background
                                   ----------

                  A. Mortgagor is the owner of the parcels of real property described on Schedule A attached (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "Improvements"), being collectively referred to as the "Real
                ------------                                                ----
Estate").
------

                  B. Mortgagor is a party to that certain Demand Loan Agreement (the "Credit Agreement") dated as of March 14, 2000 among Mortgagor,
       ------------------
Safety-Kleen Services, Inc., as guarantor, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and Mortgagee.
                                                        -------
All defined terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  C.  Pursuant t   the Credit Agreement,  the  Lenders may  make
demand loans from time to time to Mortgagor (the"Loans"). The  maximum aggregate
                                                 -----
principal amount of the Loans outstanding at any one time shall not exceed $20,000,000.

                  D. The Loans may be evidenced by promissory notes of Mortgagor made payable to the order of the relevant Lender (as the same may be amended, supplemented, modified, extended, restated or replaced from time to time, the "Notes"). Each Loan bears interest at the rate stated in the Credit Agreement;
 -----
references in this Mortgage to the "Default

Rate" shall mean, at any time, the interest rate applicable to overdue principal amounts of the Loans as provided in the Credit Agreement.

                  E. Mortgagee is the agent for the Lenders pursuant to the Credit Agreement.

                  F. It is a condition precedent to the obligation of the Lenders to make their respective Loans to Mortgagor that Mortgagor shall have executed and delivered this Mortgage to Mortgagee for the benefit of Mortgagee and the other Lenders, and Mortgagor is willing to so execute and deliver this Mortgage in order to obtain the benefits available to it from Mortgagor entering into the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce Mortgagee and the other Lenders to make their respective Loans to Mortgagor, Mortgagor hereby agrees with Mortgagee and the other Lenders as follows:

                                Granting Clauses
                                ----------------

                  For  good  and   valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

                  (a) (i) the prompt and complete payment and performance when due of the Obligations and (ii) all interest and fees, indemnities, costs and expenses payable thereon by Mortgagor (the items set forth in the foregoing clauses (i) and (ii) being referred to collectively as the "Indebtedness"); and
               -----------

                  (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "Obligations") whether direct or
                                                -----------
         indirect, absolute or contingent, due or to become due, or now existing or hereinafter incurred, which may arise under, out of, or in connection with, this Mortgage, any other document securing payment of
         the  Indebtedness  (the  "Security   Documents")  and  any  amendments,
                                   --------------------
         supplements,   extensions,  renewals,  restatements,   replacements  or
         modifications of any of the foregoing , the Mortgage, the Security Documents, the Credit Agreement and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Loan Documents");
              --------------

MORTGAGOR HEREBY BARGAINS, SELLS, MORTGAGES, WARRANTS, CONVEYS, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER AND BY THESE PRESENTS DOES HEREBY BARGAIN, SELL,
MORTGAGE, WARRANT, CONVEY, GRANT, ASSIGN, TRANSFER AND SET OVER UNTO MORTGAGEE AND HEREBY GRANTS TO MORTGAGEE A CONTINUING SECURITY INTEREST IN AND TO ALL OF THE FOLLOWING:

                  (A)   the Real Estate;

                  (B) all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

                  (C) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

                  (D)  all  right,  title  and  interest  of  Mortgagor  in  the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");
                             ---------

                  (E) all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

                  (F) all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of Mortgagor in respect of
                            ------
         cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "Rents");
                                                                   -----

                  (G) all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Real Estate or the Equipment or any part thereof; all general intangibles related to the operation of the Improvements now existing or hereafter arising;

                  (H) all right, title and interest of Mortgagor in all unearned premiums under insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

                  (I) all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of
         Equipment (collectively, the "Contracts"), (ii) all consents, licenses,
                                       ---------
         building  permits,  certificates  of occupancy  and other  governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "Permits") and (iii) all drawings, plans, specifications and similar or
          -------
         related items relating to the Real Estate (collectively, the "Plans");
                                                                       -----

                  (J) all right, title and interest of Mortgagor in any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage;

                  (K)  all proceeds, both cash and noncash, of the foregoing;

                  (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (A) through (E) are collectively referred to as the "Premises", and those described in the foregoing
                                 --------
clauses  (A)  through  (K)  are  collectively  referred  to  as  the  "Mortgaged
                                                                       ---------
Property").
--------

                  TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby granted unto Mortgagee and its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed.

                              Terms and Conditions
                              --------------------

                  Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

                  1.   Warranty of Title.  Mortgagor warrants that Mortgagor has
                       -----------------
good title to the Real Estate in fee simple and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Mortgagee to insure the lien of this Mortgage (the "Permitted Exceptions") and Mortgagor shall
                                  ---------------------
warrant, defend and preserve such title and the rights granted by this Mortgage with respect thereto against all claims of all persons and entities. Mortgagor further warrants that it has the right to grant this Mortgage.

                  2.   Payment of Indebtedness.  Mortgagor shall pay the
                       -----------------------
Indebtedness at the times and places and in the manner specified in the Notes and shall perform all the Obligations.

                  3.       Requirements.
                           ------------

                  (a) Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the
                  -----------------------
Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".
                                              ------------------

                  (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal

Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Mortgagor shall not by act or omission impair the integrity of any of the Real Estate as a single zoning lot separate and apart from all other premises. Mortgagor represents that each parcel of the Real Estate constitutes a legally subdivided lot, in compliance with all subdivision laws and similar Legal Requirements. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this subsection shall be void.

                  4. Payment of Taxes and Other  Impositions.  (a) Promptly when
                     ---------------------------------------
due, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Mortgagor shall within 30 days
                                  -----------
after a request by Mortgagee deliver to Mortgagee (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

                  (b) Nothing herein shall affect any right or remedy of Mortgagee under this Mortgage or otherwise, without notice or demand to Mortgagor, to pay any Imposition after the date such Imposition shall have become due, and to add to the Indebtedness the amount so paid, together with interest from the time of payment at the Default Rate. Any sums paid by Mortgagee in discharge of any Impositions shall be (i) a charge on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Mortgage, and (ii) payable on demand by Mortgagor to Mortgagee, together with interest at the Default Rate as set forth above.

                  (c) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

                  (d) Mortgagor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Mortgagor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless (i) Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent so to contest or object to an Imposition, (ii) Mortgagor shall demonstrate to Mortgagee's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) Mortgagor shall furnish a good and sufficient bond or surety as requested by and reasonably satisfactory to Mortgagee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a charge against the Real Estate or any part of the Mortgaged Property.

                  5.   Insurance.  (a)  Mortgagor shall maintain or cause to be
                       ---------
 maintained on all of the Premises

                  (i) property insurance against loss or damage by fire, lightning, windstorm, tornado, water damage, flood, earthquake and by such other further risks and hazards as now are or subsequently may be covered by an "all risk" policy or a fire policy covering "special" causes of loss and the policy limits shall be automatically reinstated after each loss;

                  (ii) commercial general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), covering all claims for personal injury, bodily injury or death, or property damage occurring on, in or about the Premises in an amount not less than $10,000,000 combined single limit with respect to injury and property damage relating to any one occurrence plus such excess limits as Mortgagee shall request from time to time;

                  (iii) to the extent applicable (as determined by Mortgagee in its sole discretion), insurance against rent loss, extra expense or business interruption in amounts satisfactory to Mortgagee, but not less than one year's gross rent or gross income; and

                  (iv) such other insurance in such amounts as Mortgagee may reasonably request from time to time against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality or localities in which the Real Estate is situated.

                  (b) Each  insurance policy (other than flood  insurance) shall
(i) provide that it shall not be cancelled, non-renewed or materially amended without 30 days' prior written notice to Mortgagee, and (ii) with respect to all property insurance, contain a "Replacement Cost Endorsement" without any deduction made for depreciation and with no co-insurance penalty (or attaching an agreed amount endorsement satisfactory to Mortgagee), with loss payable to Mortgagee and Mortgagor (modified, if necessary, to provide that proceeds in the amount of replacement cost may be retained by Mortgagee without the obligation to rebuild) as their interest may appear, without contribution, under a "standard" or "New York" mortgagee clause acceptable to Mortgagee. Liability insurance policies shall name Mortgagee as an additional insured and contain a waiver of subrogation against Mortgagee. Each policy shall expressly provide that any proceeds which are payable to Mortgagee shall be paid by check payable to the order of Mortgagee and Mortgagor and requiring the endorsement of Mortgagee and Mortgagor.

                  (c) Mortgagor shall deliver to Mortgagee an original of each insurance policy required to be maintained, or a certificate of such insurance acceptable to Mortgagee, together with a copy of the declaration page for each such policy. Mortgagor shall (i) pay as they become due all premiums for such insurance, (ii) not later than 15 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, or duplicate original or originals thereof, marked "premium paid," or accompanied by such other evidence of payment satisfactory to Mortgagee.

                  (d) If Mortgagor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Mortgagee, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Mortgagor shall pay to Mortgagee on demand such premium or premiums so paid by Mortgagee with interest from the time of payment at the Default Rate and the same shall be deemed to be secured by this Mortgage and shall be collectible in the same manner as the Indebtedness secured by this Mortgage.

                  (e) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged and the cost to repair such damage exceeds $10,000, Mortgagor shall give immediate notice thereof to Mortgagee. All insurance proceeds shall be paid to Mortgagee to be held by Mortgagee as collateral to secure the payment and performance of the Indebtedness and the Obligations. Notwithstanding the preceding sentence, provided that no Event of Default shall have occurred and be continuing, Mortgagor shall have the right to adjust such loss, and the insurance proceeds relating to such loss may be paid over to Mortgagor; provided that Mortgagor shall promptly after any such damage, repair all such damage regardless of whether any insurance proceeds have been received or whether such proceeds, if received, are sufficient to pay for the costs of repair. Unless Mortgagor provides Mortgagee with evidence reasonably satisfactory to Mortgagee of the Insurance coverage required by this Section 5(e) hereof, Mortgagee may purchase insurance at Mortgagor's expense to protect Mortgagee's and the other Lenders' interest in the Mortgaged Property. This insurance may, but need not, protect Mortgagor's interest in the Mortgaged Property. The coverage purchased by Mortgagee may not pay any claim made by Mortgagor or any claim made against Mortgagor in connection with the Mortgaged Property. Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence reasonably satisfactory to Mortgagee that Mortgagor has obtained insurance as required by Section 5(e) hereof. If Mortgagee purchases insurance for the Mortgaged Property, Mortgagor will be responsible for the costs of such insurance, including interest at the rate of interest applicable after an Event of Default and any other charges imposed by the Mortgagee in connection with the placement of insurance, until the effective date of the cancellation or expiration of such insurance. The costs of the insurance may, at Mortgagee's discretion, be added to Mortgagor's total principal obligations owing to Mortgagee, and, in any event, shall be secured by this Mortgage and the other Security Documents. It is understood and agreed that the costs of insurance obtained by Mortgagee may be more than the costs of insurance Mortgagor may be able to obtain on its own.

                  (f) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebted-ness, all right, title and interest of

Mortgagor in and to any insurance policies then in force (to the extent they are related to the Mortgaged Property) shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

                  (g) In the event any Improvements are built on the premises described on Schedule A attached, Mortgagor shall cause Mortgagee to be insured by the Title Insurance Company for the total value of the Real Estate.

                  (h) Mortgagor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by Mortgagor; provided, however, that (A) any such policy shall specify, or Mortgagor shall furnish to Mortgagee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Mortgaged Property and any sublimits in such blanket policy applicable to the Premises and the other Mortgaged Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by Mortgagor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Mortgaged Property.

                  6. Restrictions on Liens and Encumbrances. Except for the lien
                     --------------------------------------
of this Mortgage and the Permitted Exceptions, Mortgagor shall not further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to this Mortgage and whether recourse or non-recourse.

                  7.  Due on Sale and  Other  Transfer  Restrictions.  Mortgagor
                      ----------------------------------------------
shall not sell, transfer, lease, convey or assign or otherwise dispose of all or any portion of, or any interest in, the Mortgaged Property. Mortgagor shall not enter into any agreement to sell, transfer, lease, convey or assign or otherwise dispose of all or any portion of, or any interest in, the Mortgaged Property unless such agreement contains a convenant by the purchaser thereunder to pay all net proceeds directly to Mortgagee in lieu of Mortgagor.

                  8.  Maintenance;  No Alteration;  Inspection;  Utilities.  (a)
                      ----------------------------------------------------
Mortgagor shall maintain or cause to be maintained all the Improvements in good condition and repair and shall not commit or suffer any waste of the Improvements. Mortgagor shall repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. The Improvements shall not be demolished or materially altered, nor any material additions built, without the prior written consent of Mortgagee.

                  (b) Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect Premises and the right to inspect all work done, labor performed and materials furnished in and about the Improvements and the right to inspect and make copies of all books, contracts and records of Mortgagor relating to the Mortgaged Property.

                  (c) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

                  9.  Condemnation/Eminent  Domain.  Immediately  upon obtaining
                      ----------------------------
knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof, Mortgagor will notify Mortgagee of the pendency of such proceedings. Mortgagor authorizes Mortgagee, at Mortgagee's option and in Mortgagee's sole discretion, as attorney-in-fact for Mortgagor, to commence, appear in and prosecute, in Mortgagee's or Mortgagor's name, any action or proceeding relating to any condemnation of the Mortgaged Property, or any portion thereof, and to settle or compromise any claim in connection with such condemnation. If Mortgagee elects not to participate in such condemnation proceeding, then Mortgagor shall, at its expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts and cooperate with them in any defense of any such proceedings. All awards and proceeds of condemnation shall be assigned to Mortgagee to be applied in the same manner as insurance proceeds, as provided above, and Mortgagor agrees to execute any such assignments of all such awards as Mortgagee may request.

                  10.  Restoration.  Subject  to the  provisions  of the  Credit
                       -----------
Agreement which may require insurance proceeds and condemnation proceeds and awards to be used to prepay the Loans, Mortgagor shall use all insurance proceeds and all condemnation proceeds and awards to promptly restore the Mortgaged Property to its condition prior to such casualty or condemnation (giving effect to the remaining configuration of the Premises after such condemnation), and in compliance with all Legal Requirements.

                  11.  Leases.  (a)  Mortgagor shall not(i)execute an assignment
                       ------
or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of Mortgagee, or (ii) without the prior written consent of Mortgagee, execute or permit to exist any Lease of any of the Mortgaged Property.

                  (b) As to any Lease now in existence or subsequently consented to by Mortgagee, Mortgagor shall not accept a surrender or terminate, cancel, rescind, supplement, alter, revise, modify or amend such Lease or permit any such action to be taken nor shall Mortgagor accept the payment of rent more than thirty (30) days in advance of its due date.

                  12.  Further  Assurances/Estoppel   Certificates.  To  further
                       -------------------------------------------
assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be required by Mortgagee to confirm the rights or benefits conferred on Mortgagee by this Mortgage.

                  13.  Mortgagee's Right to Perform.    If  Mortgagor  fails to
                       ----------------------------
perform any of the covenants or agreements of Mortgagor, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be an encumbrance on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the date of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

                  14.  Materials  of  Environmental  Concern.  (a) (i) Except in
                       -------------------------------------
compliance with all applicable Environmental Laws, neither Mortgagor nor, to the best knowledge of Mortgagor, any other person has ever caused or permitted any Materials of Environmental Concern to be placed, stored, held or located on, under or at the Premises, or any part thereof; (ii) the Premises have never been used (whether by Mortgagor or, to the best knowledge of Mortgagor, by any other person, including any tenant or sub-tenant) as a disposal site for any Materials of Environmental Concern; (iii) the Premises do not contain any Materials of Environmental Concern in a concentration or condition that could reasonably be expect to result in liability under any Environmental Law; and (iv) the Premises are not and have not been in violation of any applicable Environmental Law.

                  (b) Mortgagor shall comply with any and all applicable Environmental Laws and any other applicable Legal Requirements relating to Materials of Environmental Concern, shall pay immediately when due the costs of investigation, remediation and removal of any Materials of Environmental Concern, and shall keep the Premises free of any lien imposed in connection with such Legal Requirements. In the event Mortgagor fails to do so, after notice to Mortgagor and the expiration of the earlier of (i) applicable cure periods hereunder, or (ii) the cure period permitted under the applicable Legal Requirement, Mortgagee may declare such failure an Event of Default or may undertake to so comply, pay, or keep free (as the case may be) in which case
Mortgagor shall give Mortgagee and its agents and employees access to the Premises to so act, and the cost to so comply, pay or keep free with interest at the Default Rate shall immediately be due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. Mortgagor further agrees not to release or dispose of any Materials of Environmental Concern at the Premises without the express approval of Mortgagee and any such release or disposal shall comply with all applicable Legal Requirements and any conditions established by Mortgagee. In addition, except in full compliance with all applicable Environmental Laws, Mortgagor agrees not to allow the use, storage or presence of any Materials of Environmental Concern over or upon the Premises. Notwithstanding anything to the contrary in either the Credit Agreement or this Mortgage, Mortgagor shall not place or deposit, and shall not allow any other person to place or deposit, and shall not suffer to remain present, any Materials of Environmental Concern on the Premises, whether or not such placement, deposit or presence is authorized pursuant to any Environmental Law or Environmental Permit. Mortgagee shall have the right at any time to conduct an environmental assessment of the Premises and Mortgagor shall cooperate in the conduct of such environmental assessment, and the costs of such assessment with interest at the Default Rate shall immediately be due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. Mortgagor agrees to defend, indemnify and hold

Mortgagee free and harmless from and against all loss, costs, damage and expense (including attorneys' fees and costs and consequential damages) Mortgagee may sustain by reason of (i) the imposition or recording of a lien by any Governmental Authority pursuant to any Legal Requirement relating to Materials of Environmental Concern; (ii) claims of any private parties regarding violations of Environmental Laws; (iii) costs and expenses (including, without limitation, attorneys' fees and fees incidental to the securing of repayment of such costs and expenses) incurred by Mortgagor or Mortgagee in connection with the removal of any such lien or in connection with Mortgagor's or Mortgagee's compliance with any Environmental Laws; and (iv) the assertion against Mortgagee by any party of any claim in connection with Materials of Environmental Concern.

                  (c) The foregoing indemnification shall survive repayment of the Notes, notwithstanding the delivery of any satisfaction, release or release deed, discharge or deed of reconveyance, or the assignment of this Mortgage by Mortgagee.

                  15.  Events of Default.   (i) The date of commencement by or
                       -----------------
against Mortgagor of any bankruptcy proceeding, (ii) the failure by Mortgagor to repay any Loan at maturity and/or (iii) the occurrence of any other default under the Credit Agreement shall constitute an "Event of Default" hereunder.

                  16.  Remedies.
                       --------

                  (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Loan Documents, or as provided by law, and without limitation, (x) if such event is an Event of Default specified in subsection 15(i) above, automatically the Indebtedness and all other amounts owing under this Mortgage and the other Security Documents immediately shall become due and payable, and (y) if such event is any other Event of Default, with the consent of the Lenders, Mortgagee may, by notice of default to Mortgagor, declare the Indebtedness (together with accrued interest thereon) and all other amounts payable under this Mortgage and the other Security Documents to be immediately due and payable. Except as expressly provided above in this Section or as required by applicable law, notice of intention to accelerate, notice of acceleration, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

                  (i) Mortgagee may, to the extent  permitted by applicable law,
         (A) institute and maintain an action of judicial foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action with respect to the Obligations under the Notes, or (C) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment.

                  (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease to the extent permitted by applicable law and the terms of such Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

                  (iii) It is further agreed that if an Event of Default be made in the payment of any part of the Indebtedness, as an alternative to the right of foreclosure for the full secured Indebtedness after acceleration thereof, Mortgagee shall have the right to institute partial foreclosure proceedings with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire secured Indebtedness due (such proceeding being hereinafter referred to as a "partial foreclosure"), and provided that if a partial foreclosure sale is consummated as provided herein, such sale may be made subject to the continuing lien of this Mortgage for the unmatured portion of the secured Indebtedness, but as to such unmatured part, this Mortgage, and the lien hereof, shall remain in full force and effect just as though no partial foreclosure sale had been made under the provisions of this Section. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect at any time prior to a partial foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Indebtedness secured hereby by reason of any uncured Event of Default upon which such partial foreclosure was predicated or by reason of any other Events of Default, and proceed with full foreclosure proceedings. It is further agreed that one or more foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the secured Indebtedness, it being the purpose to provide for a partial foreclosure sale of the Indebtedness secured hereby without exhausting the power to foreclose for any other part of the Indebtedness whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

                  (b) The holder of this Mortgage, in any action to foreclose this Mortgage in a judicial procedure, shall be entitled to the appointment of a receiver. In case of a sheriff's sale or foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

                  (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding to the contrary any exculpatory or non-recourse language which may be contained herein, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

                  17. Right of Mortgagee to Credit Sale.  Upon the occurrence of
                      ---------------------------------
any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, the Notes and the documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

                  18. Appointment of Receiver. If an Event of Default shall have
                      -----------------------
occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, without requiring the posting of a surety bond and without reference to the adequacy or inadequacy of the value of the Mortgaged Property or the solvency or insolvency of Mortgagor or any other party obligated for payment of all or any part of the Indebtedness, and whether or not waste has occurred with respect to the Mortgaged Property. Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

                  19.  Extension,   Release,  etc.  (a)  Without  affecting  the
                       --------------------------
encumbrance or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the encumbrance of this Mortgage until the encumbrance amount shall equal the principal amount of the Indebtedness outstanding.

                  (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the encumbrance of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

                  (c) If Mortgagee shall have the right to foreclose this Mortgage or to exercise its power of sale, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Mortgaged Property by Mortgagee, or to terminate such tenant's rights in such sale will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

                  (d) Unless expressly provided otherwise, in the event that Mortgagee's interest in this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid charge on the Mortgaged Property for the amount secured hereby.

                  20. Security Agreement under Uniform Commercial Code.
                      ------------------------------------------------
                  (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "Code") of the State of Illinois. If an Event of Default shall occur under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either
(i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then five days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

                  (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) Mortgagor is the record owner of the Real Estate; and (iv) the addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

                  (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor further agrees to pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Mortgagee shall reasonably require. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement within 10 days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, and hereby irrevocably appoints and constitutes Mortgagee as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above.

                  21. Assignment  of Rents.  Mortgagor  hereby  absolutely  and
                      --------------------
unconditionally assigns, transfers, conveys and sets over to Mortgagee, the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than five days' written notice of such revocation to Mortgagor; in the event such notice is given, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

                  22. Trust  Funds.  All lease  security  deposits  of the Real
                      ------------
Estate shall be treated as trust funds not to be commingled with any other funds of Mortgagor. Within 10 days after request by Mortgagee, Mortgagor shall furnish Mortgagee satisfactory evidence of compliance with this subsection, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to Mortgagee, which statement shall be certified by Mortgagor.

                  23. Additional  Rights.  The holder of any subordinate lien or
                      ------------------
subordinate mortgage on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall any holder of any subordinate lien or subordinate mortgage join any tenant under any Lease in any trustee's sale or action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Mortgage all subordinate lienholders and the trustees and beneficiaries under subordinate deeds of trust are subject to and notified of this provision, and any action taken by any such lienholder or trustee or beneficiary contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Mortgagee on account of such Default or Event of Default.

                  24. Notices.   All  notices,   requests,   demands  and  other
                      -------
communications to or upon the respective parties hereto shall be given in accordance with the provisions of subsection 6.2 of the Credit Agreement, addressed to Mortgagor at the address given on the first page of this Mortgage and to Mortgagee at the address given on the first page of this Mortgage.

                  25. No Oral  Modification.  This  Mortgage may not be amended,
                      ---------------------
supplemented, terminated or otherwise modified except in writing and in accordance with the provisions of subsection 6.1 of the Credit Agreement. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

                  26. Partial  Invalidity.   In the event any one or more of the
                      -------------------
provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Loan Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that Mortgagee shall not charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee.

                  27. Mortgagor's  Waiver  of  Rights.   To the  fullest  extent
                      -------------------------------
permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. Mortgagor further waives, to the extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Mortgagee under this Mortgage and all notices of any Event of Default (except as may be provided for under the terms of this Mortgage) or of Mortgagee's election to exercise or its actual exercise of any right, remedy or recourse provided for under this Mortgage.

                  28. Remedies Not  Exclusive.   Mortgagee  shall be entitled to
                      -----------------------
enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee or to which either may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

                  29. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State of Illinois (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Mortgagee to extend the Indebtedness, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor further
---------------------
agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State of Illinois, Mortgagee may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Mortgaged Property in a trustee's sale, to foreclose this Mortgage or the exercise of any other rights hereunder or the recovery of any judgment by Mortgagee or the occurrence of any sale by Mortgagee in any such proceedings shall not prejudice, limit or preclude Mortgagee's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State of Illinois) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

                  30. Successors  and  Assigns.    All  covenants  of  Mortgagor
                      ------------------------
contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in the sole discretion of either of them such waiver is deemed advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and its successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

                  31. No Waivers,  etc.  Any failure by Mortgagee to insist upon
                      ----------------
the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the beneficiary of any subordinate mortgage or the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting this Mortgage or the priority of this Mortgage over any subordinate lien or mortgage.

                  32. GOVERNING LAW, ETC. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT THAT MORTGAGOR EXPRESSLY ACKNOWLEDGES THAT BY THEIR TERMS THE NOTES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW, AND FOR PURPOSES OF CONSISTENCY, MORTGAGOR AGREES THAT IN ANY IN PERSONAM PROCEEDING RELATED TO THIS MORTGAGE THE
                             -----------
RIGHTS OF THE PARTIES TO THIS MORTGAGE SHALL ALSO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK GOVERNING CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

                  33. WAIVER OF TRIAL BY JURY.   MORTGAGOR  AND  MORTGAGEE  EACH
                      -----------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING RELATING TO THIS MORTGAGE AND FOR ANY COUNTERCLAIM BROUGHT THEREIN. MORTGAGOR HEREBY WAIVES ALL RIGHTS TO INTERPOSE ANY COUNTERCLAIM IN ANY SUIT BROUGHT BY MORTGAGEE HEREUNDER AND ALL RIGHTS TO HAVE ANY SUCH SUIT CONSOLIDATED WITH ANY SEPARATE SUIT, ACTION OR PROCEEDING.

                  34. Certain Definitions.  Unless the context clearly indicates
                      -------------------
a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "Mortgagee" shall mean "Mortgagee or any subsequent holder of the Notes," the word "Notes" shall mean "the Notes or any other evidence of indebtedness secured by this Mortgage," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof. All terms used herein which are defined in the Illinois Uniform Commercial Code shall be used in accordance with the definition therefor in said Code.

                  35. Compliance with Illinois Mortgage  Foreclosure Law. (a) In
                      --------------------------------------------------
the event that any provision in this Mortgage shall be inconsistent with any provision of the Illinois Mortgage Foreclosure Law (Chapter 110, Sections 15-1101 et seq., Illinois Revised Statutes), as amended from time to time herein called the "Act"), the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act.

                  (b) If any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon default by the Mortgagor which are more limited than the rights that would otherwise be vested in Mortgagee under the Act in the absence of said provision of this Mortgage, Mortgagee shall be vested with the rights granted in the act to the full extent permitted by law.

                  (c) Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under Section 15-1510 and 15-1512 of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in this Mortgage, shall be added to the Indebtedness secured by this Mortgage or by the judgment of foreclosure.

                  36. Release Upon Payment and Discharge of Mortgagor's
                      -------------------------------------------------
Obligations. Mortgagee shall release this Mortgage and the lien hereof by proper
-----------
instrument upon payment
and  discharge  of  all  Indebtedness   secured  hereby  (including  payment  of
reasonable expenses incurred by Mortgagee in connection with the execution of such release) and upon full and complete performance of all of the Obligations.

                  37. Receipt of Copy.    Mortgagor  acknowledges  that  it  has
                      ---------------
received a true copy of this Mortgage.

                  38. WAIVER OF AUTOMATIC STAY. MORTGAGOR, HAVING RECEIVED THE ADVICE OF COUNSEL QUALIFIED TO PRACTICE IN SUCH MATTERS, AND BEING FULLY INFORMED OF ITS RIGHTS UNDER TITLE 11 OF THE UNITED STATES CODE, SECTIONS 101 ET SEQ. ("BANKRUPTCY CODE"), HEREBY ACKNOWLEDGES THAT THE LOANS BEING MADE
        ----------------
HEREUNDER ARE BEING MADE IN CONNECTION WITH AND IN PREPARATION FOR A GOOD FAITH RESTRUCTURING OF ITS BUSINESS, ASSETS AND LIABILITIES, WHETHER IN OR OUT OF COURT, AND ARE NECESSARY AND DESIRABLE TO ENABLE IT TO FULFILL ITS FIDUCIARY DUTY TO ITS CREDITORS AND OTHER CONSTITUENCIES AND, TO INDUCE SUCH LOANS TO BE MADE AT THIS TIME WITHOUT THE PROTECTION OF AN ORDER UNDER SECTION 364 OF THE BANKRUPTCY CODE, MORTGAGOR HEREBY WAIVES, IN RESPECT OF THE LOANS, THE OTHER OBLIGATIONS AND THE EXERCISE OF REMEDIES AGAINST ITS PROPERTY TO SATISFY SUCH LOANS AND OBLIGATIONS, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PROTECTION OF THE AUTOMATIC STAY UNDER SECTION 362 OF THE BANKRUPTCY CODE AND ANY OTHER STAY OR INJUNCTION AVAILABLE UNDER SECTION 105 OF THE BANKRUPTCY CODE IN ANY CASE FILED BY OR AGAINST MORTGAGOR AFTER THE DATE HEREOF AND PRIOR TO REPAYMENT IN FULL OF THE LOANS AND OTHER OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND COVENANTS AND AGREES THAT IT WILL NOT ASSERT ANY DEFENSE OR CLAIM TO PREVENT, INTERFERE WITH OR DELAY THE EXERCISE OF REMEDIES HEREUNDER OR UNDER THE LOAN DOCUMENTS. MORTGAGOR FURTHER ACKNOWLEDGES THAT THE LENDERS ARE RELYING ON THIS WAIVER IN RESPECT OF EACH EXTENSION OF CREDIT HEREUNDER.

                  IN WITNESS WHEREOF, Mortgagor has caused its name to be signed
to these  presents by its    President        and  attested by its    Asst.
                         ------------------,                       -------------
Secretary, the day and year first above written.

                                    SAFETY-KLEEN SYSTEMS, INC.
                                    (formerly known as Safety-Kleen Corp.)


                                    By: /s/ Henry H. Taylor
                                       --------------------------
                                      Name:  Henry H. Taylor
                                      Title: President

                                    Attest: /s/ Pamela I. Bathgate
                                       --------------------------
                                      Name:  Pamela I. Bathgate
                                      Title: Asst. Secretary
                                             ----

COUNTY OF RICHLAND       )
          --------------
STATE OF SOUTH CAROLINA  )           ss.:
         ---------------


On the 14th day of March in the year 2000 before me, the  undersigned,  a notary
public  in  and  for  said  State,  personally  appeared    HENRY H. TAYLOR
                                                         -----------------------
personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ Helen P. Smith
--------------------------
     Notary Public
My Commission Expires 01-30-09

[Notary Seal]

                                   SCHEDULE A
                                   ----------

                           DESCRIPTION OF THE PREMISES


PARCEL ONE:
THAT PART OF SECTIONS 5, 8 AND 9. TOWNSHIP 41 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH EAST CORNER OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 41 MINUTES, 46 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION 8, A DISTANCE OF 1134.97 FEET (RECORD BEING 1139.38
FEET); THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG A LINE THAT IF EXTENDED SOUTHERLY WOULD INTERSECT THE SOUTH LINE OF SAID SECTION 8 AT A POINT THAT IS 1067.26 FEET (RECORD BEING 1065.24 FEET: WESTERLY OF, AS MEASURED ALONG SAID SOUTH LINE, THE SOUTH EAST CORNER OF SAID SECTION 8, (THIS LINE HEREAFTER REFERRED TO AS "LINE A"). A DISTANCE OF 33.31 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID "LINE A", A DISTANCE OF 336.69 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 410.00 FEET; THENCE NORTH 40 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 50.00 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 200.00 FEET; THENCE NORTH 13

                              SCHEDULE A CONTINUED

DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 360.00 FEET; THENCE NORTH 78 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 34 DEGREES, 15 MINUTES, 15 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 00 DEGREES, 18 MINUTES, 14 SECONDS WEST, A DISTANCE OF 204.24 FEET TO THE SOUTH LINE OF THE SOUTH EAST 1/4 OF SAID SECTION 5; THENCE SOUTH 89 DEGREES, 41 MINUTES, 46 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 360.40 FEET TO A POINT THAT IS 440.00 FEET WESTERLY OF "LINE A", AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 5; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, PARALLEL WITH SAID "LINE A", A DISTANCE OF 834.95 FEET: THENCE SOUTH 89 DEGREES, 57 MINUTES, 10 SECONDS EAST, A DISTANCE OF 407.00 FEET TO A POINT ON A LINE THAT IS 33.00 FEET WESTERLY OF, AS MEASURED AT RIGHT ANGLES AND PARALLEL WITH SAID "LINE A"; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 386.51 FEET TO A POINT THAT IS 1400.00 FEET, AS MEASURED ALONG SAID LINE, NORTHERLY OF THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON WEST HIGHLAND ACRES, BEING A SUBDIVISION OF PART OF SAID SECTION 8; THENCE SOUTH 74 DEGREE, 42 MINUTES, 18 SECONDS EAST, A DISTANCE OF 764.00 FEET; THENCE SOUTH 08 DEGREES, 39 MINUTES, 29 SECONDS WEST, A DISTANCE OF 1219.57 FEET TO A POINT ON THE SOUTH LINE ON THE NORTH EAST 1/4 OF SAID SECTION 8 THAT IS 586.10 FEET, AS MEASURED ALONG SAID SOUTH LINE, WEST OF THE SOUTH EAST CORNER OF THE NORTH EAST 1/4 OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 32 MINUTES, 11 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 576.99 FEET TO THE WESTERLY RIGHT OF WAY LINE OF RANDALL ROAD; THENCE NORTHERLY, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 2361.83 FEET, A DISTANCE OF 380.11 FEET; THENCE NORTH 22 DEGREES, 59 MINUTES, 59 SECONDS EAST, ALONG SAID WESTERLY RIGHT OF WAY LINE, TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 133.22 FEET; THENCE NORTHEASTERLY, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 15,556.13 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 1135.72 FEET; THENCE NORTH 18 DEGREES, 49 MINUTES, 00 SECONDS EAST, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 336.25 FEET TO THE SOUTHERLY LINE OF FLETCHER DRIVE AS MONUMENTED IN OAK CREEK. BEING A SUBDIVISION OF PART OF SAID SECTIONS 8 AND 9; THENCE NORTH 84 DEGREES, 07 MINUTES, 20 SECONDS WEST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF
109.34 FEET; THENCE SOUTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 128.00 FEET (RECORD BEING 128.03 FEET) AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 77.07 FEET (RECORD BEING 77.09 FEET); THENCE SOUTH 61 DEGREES, 22 MINUTES, 45 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF
60.30 FEET; THENCE SOUTHWESTERLY AND NORTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 193.99 FEET AND BEING

                              SCHEDULE A CONTINUED

TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 159.13 FEET; THENCE NORTH 71 DEGREES, 37 MINUTES, 16 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 55.28 FEET; THENCE NORTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF
552.26 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 106.02 FEET; THENCE NORTH 60 DEGREES, 37 MINUTES, 18 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 254.65 FEET TO THE SOUTHWESTERLY CORNER OF SAID FLETCHER DRIVE AS MONUMENTED; THENCE NORTH 17 DEGREES, 28 MINUTES, 12 SECONDS EAST, ALONG THE WESTERLY LINE OF SAID OAK CREEK AS MONUMENTED, A DISTANCE 346.63 FEET TO THE NORTH WEST CORNER OF LOT 2; THENCE NORTH 37 DEGREES, 36 MINUTES, 29 SECONDS WEST, A DISTANCE OF 394.75 FEET; THENCE SOUTH 57 DEGREES, 38 MINUTES, 53 SECONDS WEST, A DISTANCE OF 180.00 FEET; THENCE SOUTH 20 DEGREES, 3 MINUTES, 49 SECONDS WEST, A DISTANCE OF 309.98 FEET; THENCE NORTH 58 DEGREES, 03 MINUTES, 53 SECONDS WEST, A DISTANCE OF 588.89 FEET; THENCE NORTH 60 DEGREES, 2 MINUTES, 26 SECONDS WEST, A DISTANCE OF 143.96 FEET TO THE POINT OF BEGINNING, IN THE CITY OF OF ELGIN AND OF TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL TWO: EASEMENT FOR UTILITIES, INGRESS AND EGRESS AS RESERVED IN DEED RECORDED JANUARY 15, 1985 AS DOCUMENT 1708349 MADE BY CLARENCE D. BURNIDGE AND OTHERS TO WESTMINISTER PRESBYTERIAN CHURCH FOR THE BENEFIT OF PARCEL 1 OVER THAT PART OF THE EAST 1/2 OF SECTION 8, TOWNSHIP 41 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN. DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH EAST CORNER OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 41 MINUTES, 46 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION 8, A DISTANCE OF 1134.97 FEET (RECORD BEING 1139.38
FEET); THENCE SOUTH 00 DEGREES, 02 MINUTES, 5 SECONDS WEST, ALONG A LINE THAT IF EXTENDED SOUTHERLY WOULD INTERSECT THE SOUTH LINE OF SAID SECTION 8 AT A POINT THAT IS 1067.26 FEET (RECORD BEING 1065.24 FEET), WESTERLY OF, AS MEASURED ALONG SAID SOUTHERLY LINE, THE SOUTH EAST CORNER OF SAID SECTION 8, (THIS LINE HEREAFTER REFERRED TO AS "LINE A"), A DISTANCE OF 370.00 FEET; THENCE NORTH 4 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 410.00 FEET; THENCE NORTH 40 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 50.00 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 200.00 FEET; THENCE NORTH 18 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 360.00 FEET; THENCE NORTH 78 DEGREES, 4 MINUTES, 45 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH [ILLEGIBLE] DEGREES, 15 MINUTES, 15 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 0 DEGREES, 18 MINUTES, 14 SECONDS WEST, A DISTANCE OF 204.24 FEET TO THE SOUTH LINE OF THE SOUTH EAST 1/4 OF SECTION 5, TOWNSHIP AND RANGE AFORESAID; THENCE SOUTH 89 DEGREES, 41 MINUTES,

                              SCHEDULE A CONTINUED

SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 360.40 FEET TO A POINT THAT IS 440.00 FEET WESTERLY OF "LINE A", AS MEASURED ALONG THE SOUTH LINE OF SAID
SECTION 5; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, PARALLEL WITH SAID "LINE A", A DISTANCE OF 884.94 FEET; THENCE SOUTH 89 DEGREES, 57 MINUTES, 10 SECONDS EAST, A DISTANCE OF 407.00 FEET TO A POINT ON A LINE THAT IS 33.00 FEET WESTERLY OF, AS MEASURED AT RIGHT ANGLES AND PARALLEL WITH SAID "LINE A"; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 386.51 FEET TO A POINT (THIS POINT HEREAFTER REFERRED TO AS POINT "B"); THENCE CONTINUING SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 1400.00 FEET TO THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON WEST HIGHLAND ACRES, BEING A SUBDIVISION OF PART OF SAID SECTION 8; THENCE SOUTH 44 DEGREES, 19 MINUTES, 17 SECONDS EAST, ALONG SAID CENTER LINE, A DISTANCE OF 47.19 FEET; THENCE SOUTH 44 DEGREES, 36 MINUTES, 23 SECONDS EAST, ALONG THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON THE THIRD ADDITION TO ALMORA HEIGHTS, BEING A SUBDIVISION OF PART OF SECTIONS 5 AND 17, TOWNSHIP AND RANGE AFORESAID, A DISTANCE OF 311.25 FEET; THENCE SOUTHEASTERLY, ALONG SAID CENTER LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 8040.94 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 147.00 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUING SOUTHEASTERLY, ALONG SAID CURVE AND CENTER LINE, A DISTANCE OF 163.03 FEET TO A POINT THAT IS 471.64 FEET, AS MEASURED ALONG A LINE THAT BEARS SOUTH 09 DEGREES, 53 MINUTES, 43 SECONDS WEST, FROM A POINT ON THE SOUTH LINE OF THE NORTH EAST 1/4 OF SAID SECTION 8 THAT IS 586.10 FEET WESTERLY OF, AS MEASURED ALONG SAID SOUTH LINE, THE SOUTH EAST CORNER OF SAID NORTH EAST 1/4; THENCE NORTH 09 DEGREES, 53 MINUTES, 43 SECONDS EAST, A DISTANCE OF 471.64 FEET TO SAID POINT ON THE SOUTH LINE OF THE NORTH EAST 1/4; THENCE NORTH 08 DEGREES, 39 MINUTES, 29 SECONDS EAST, A DISTANCE OF 250.00 FEET, BEING ALONG A LINE THAT IF EXTENDED NORTHEASTERLY WOULD INTERSECT A LINE THAT BEARS SOUTH 74 DEGREES, 42 MINUTES, 13 SECONDS EAST AT A POINT THAT IS 764.00 FEET FROM THE AFORESAID POINT "B"; THENCE NORTH 81 DEGREES, 20 MINUTES, 31 SECONDS WEST, A DISTANCE OF 66.00 FEET; THENCE SOUTH 08 DEGREES, 39 MINUTES, 29 SECONDS WEST, A DISTANCE OF 249.29 FEET; THENCE SOUTH 09 DEGREES, 53 MINUTES, 43 SECONDS WEST, A DISTANCE OF 194.65 FEET TO A POINT OF CURVE; THENCE SOUTHWESTERLY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 271.03 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF
161.78 FEET; THENCE SOUTH 44 DEGREES, 06 MINUTES, 40 SECONDS WEST, TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 40.00 FEET TO THE POINT OF BEGINNING, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL THREE:
FLETCHER DRIVE (A PRIVATE ROAD) AS ESTABLISHED ON THE PLAT OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

                              SCHEDULE A CONTINUED

PARCEL FOUR:
LOT 1 OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL FIVE:
LOT 2 OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL SIX: THAT PART OF THE NORTH WEST 1/4 OF SECTION 9, TOWNSHIP 41 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE NORTH LINE OF SAID NORTH WEST 1/4 WITH THE CENTER LINE OF RANDALL ROAD; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE, A DISTANCE OF
839.3 FEET; THENCE WESTERLY ALONG A LINE THAT FORMS AN ANGLE OF 71 DEGREES, 30 MINUTES, 0 SECONDS TO THE RIGHT WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 42.18 FEET TO THE WESTERLY LINE OF RANDALL ROAD FOR THE POINT OF BEGINNING; THENCE WESTERLY ALONG AN EXTENSION OF THE LAST DESCRIBED COURSE, BEING ALONG THE NORTHERLY LINE OF FLETCHER DRIVE, AS PLATTED IN OAK CREEK, A SUBDIVISION OF PART OF SECTIONS 8 AND 9, TOWNSHIP AND RANGE AFORESAID, A DISTANCE OF 211.31 FEET; THENCE WESTERLY ALONG SAID NORTHERLY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 194.03 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 76.93 FEET TO THE SOUTH EAST CORNER OF LOT 1 IN SAID OAK CREEK; THENCE NORTHERLY ALONG THE EAST LINE OF SAID LOT 1; A DISTANCE OF 385.70 FEET TO THE NORTH EAST CORNER OF SAID LOT 1; THENCE SOUTHEASTERLY ALONG A LINE THAT FORMS AN ANGLE OF 98 DEGREES, 53 MINUTES, 0 SECONDS TO THE RIGHT WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 428.09 FEET TO A POINT ON THE WESTERLY LINE OF RANDALL ROAD THAT IS
352.95 FEET NORTHEASTERLY OF, AS MEASURED ALONG SAID WESTERLY LINE, THE POINT OF BEGINNING; THENCE SOUTHWESTERLY ALONG SAID WESTERLY LINE, A DISTANCE OF 352.95 FEET TO THE POINT OF BEGINNING (EXCEPT THAT PART FALLING EASTERLY OF THE NEW WESTERLY RIGHT OF WAY LINE, AS MONUMENTED, OF RANDALL ROAD), IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

                                       5